SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2002

American Entertainment and Animation Corporation

(State or Other Jurisdiction of Incorporation)

0-29657	33-0727323
(Commission File Number)	(IRS Employer Identification No.)

7270 Woodbine Avenue, Suite 200, Markham, Ontario L3R 4B9

(Address of Principal Executive Offices) (Zip Code)

(416) 403-2762

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

  The Company's telephone number has been changed to (416) 403-2762. The Company's fax number has been changed to (416) 736-1999.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duty authorized.
AMERICAN ENTERTAINMENT and ANIMATION CORPORATION
Date: July 23, 2002	By: /s/ Marc Hazout
Marc Hazout, President and C.E.O.